Exhibit 99.3

Devon Energy Third-Quarter 2020

Supplemental Tables

TABLE OF CONTENTS:	PAGE:
Income Statement	2

Cash Flow Statement	3

Balance Sheet	4

Production by Asset	5

Capital and Well Activity by Asset	6

Realized Price by Asset	7

Per-Unit Cash Margin by Asset	8

Non-GAAP Core Earnings (Loss)	9

Non-GAAP EBITDAX, Net Debt, Net Debt-to-EBITDAX and Free Cash Flow	10

CONSOLIDATED STATEMENTS OF EARNINGS
(in millions, except per share amounts)	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil, gas and NGL sales	$678	$424	$807	$1,035	$919
Oil, gas and NGL derivatives (1)	(87)	(361)	720	(116)	127
Marketing and midstream revenues	476	331	560	670	700

Total revenues	1,067	394	2,087	1,589	1,746

Production expenses (2)	271	263	318	324	294
Exploration expenses	39	12	112	29	18
Marketing and midstream expenses	478	339	578	665	684
Depreciation, depletion and amortization	299	299	401	382	381
Asset impairments	—	—	2,666	—	—
Asset dispositions	—	—	—	—	(1)
General and administrative expenses	75	79	102	119	107
Financing costs, net	66	69	65	64	60
Restructuring and transaction costs	32	—	—	11	10
Other expenses	—	13	(48)	16	3

Total expenses	1,260	1,074	4,194	1,610	1,556

Earnings (loss) from continuing operations before income taxes	(193)	(680)	(2,107)	(21)	190
Income tax expense (benefit)	(90)	(3)	(417)	(33)	54

Net earnings (loss) from continuing operations	(103)	(677)	(1,690)	12	136
Net earnings (loss) from discontinued operations, net of taxes	13	9	(125)	(652)	(27)

Net earnings (loss)	(90)	(668)	(1,815)	(640)	109
Net earnings attributable to noncontrolling interests	2	2	1	2	—

Net earnings (loss) attributable to Devon	$(92)	$(670)	$(1,816)	$(642)	$109

Basic net earnings (loss) per share:
Continuing operations	$(0.29)	$(1.80)	$(4.48)	$0.03	$0.34
Discontinued operations	0.04	0.02	(0.34)	(1.73)	(0.07)

Basic net earnings (loss) per share	$(0.25)	$(1.78)	$(4.82)	$(1.70)	$0.27

Diluted net earnings (loss) per share:
Continuing operations	$(0.29)	$(1.80)	$(4.48)	$0.03	$0.34
Discontinued operations	0.04	0.02	(0.34)	(1.73)	(0.07)

Diluted net earnings (loss) per share	$(0.25)	$(1.78)	$(4.82)	$(1.70)	$0.27

Weighted average common shares outstanding:
Basic	383	383	383	383	397
Diluted	383	383	383	385	399

(1) OIL, GAS AND NGL DERIVATIVES
(in millions)	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Derivative cash settlements	$10	$232	$101	$42	$71
Derivative valuation changes	(97)	(593)	619	(158)	56

Oil, gas and NGL derivatives	$(87)	$(361)	$720	$(116)	$127

(2) PRODUCTION EXPENSES
(in millions)	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Lease operating expense	$100	$108	$126	$120	$118
Gathering, processing & transportation	125	123	130	131	112
Production taxes	42	25	56	69	58
Property taxes	4	7	6	4	6

Production expenses	$271	$263	$318	$324	$294

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Cash flows from operating activities:
Net earnings (loss)	$(90)	$(668)	$(1,815)	$(640)	$109
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Net (earnings) loss from discontinued operations, net of income taxes	(13)	(9)	125	652	27
Depreciation, depletion and amortization	299	299	401	382	381
Asset impairments	—	—	2,666	—	—
Leasehold impairments	36	3	110	3	13
Accretion on discounted liabilities	8	8	8	8	8
Total (gains) losses on commodity derivatives	87	361	(720)	116	(127)
Cash settlements on commodity derivatives	10	232	101	41	71
Gains on asset dispositions	—	—	—	—	(1)
Deferred income tax expense (benefit)	—	—	(311)	(27)	52
Share-based compensation	31	19	20	23	23
Other	1	4	—	2	3
Changes in assets and liabilities, net	58	(99)	(56)	18	36

Net cash from operating activities - continuing operations	427	150	529	578	595

Cash flows from investing activities:
Capital expenditures	(204)	(307)	(425)	(408)	(526)
Acquisitions of property and equipment	—	(1)	(4)	(3)	(5)
Divestitures of property and equipment	1	3	25	43	9

Net cash from investing activities - continuing operations	(203)	(305)	(404)	(368)	(522)

Cash flows from financing activities:
Repurchases of common stock	—	—	(38)	(103)	(561)
Dividends paid on common stock	(43)	(42)	(34)	(34)	(35)
Contributions from noncontrolling interests	1	6	5	116	—
Distributions to noncontrolling interest	(4)	(3)	(3)	—	—
Shares exchanged for tax withholdings and other	—	—	(17)	(2)	(1)

Net cash from financing activities - continuing operations	(46)	(39)	(87)	(23)	(597)

Net change in cash, cash equivalents and restricted cash of continuing operations	178	(194)	38	187	(524)

Cash flows from discontinued operations:
Operating activities	45	(43)	(131)	(9)	(94)
Investing activities	1	171	(1)	—	(5)
Financing activities	—	—	—	—	(1,571)
Effect of exchange rate changes on cash	4	8	(23)	10	(3)

Net change in cash, cash equivalents and restricted cash of discontinued operations	50	136	(155)	1	(1,673)

Net change in cash, cash equivalents and restricted cash	228	(58)	(117)	188	(2,197)
Cash, cash equivalents and restricted cash at beginning of period	1,669	1,727	1,844	1,656	3,853

Cash, cash equivalents and restricted cash at end of period	$1,897	$1,669	$1,727	$1,844	$1,656

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,707	$1,474	$1,527	$1,464	$1,375
Cash restricted for discontinued operations	190	195	200	380	280
Restricted cash included in other current assets	—	—	—	—	1

Total cash, cash equivalents and restricted cash	$1,897	$1,669	$1,727	$1,844	$1,656

CONSOLIDATED BALANCE SHEETS
(in millions)	September 30,	December 31,
	2020	2019
Current assets:
Cash and cash equivalents	$1,707	$1,464
Cash restricted for discontinued operations	190	380
Accounts receivable	493	832
Current assets associated with discontinued operations	728	896
Other current assets	359	279

Total current assets	3,477	3,851
Oil and gas property and equipment, based on successful efforts accounting, net	4,553	7,558
Other property and equipment, net	1,003	1,035

Total property and equipment, net	5,556	8,593
Goodwill	753	753
Right-of-use assets	226	243
Other long-term assets	233	196
Long-term assets associated with discontinued operations	81	81

Total assets	$10,326	$13,717

Current liabilities:
Accounts payable	$415	$428
Revenues and royalties payable	562	730
Current liabilities associated with discontinued operations	463	459
Other current liabilities	269	310

Total current liabilities	1,709	1,927

Long-term debt	4,297	4,294
Lease liabilities	245	244
Asset retirement obligations	398	380
Other long-term liabilities	372	426
Long-term liabilities associated with discontinued operations	157	185
Deferred income taxes	—	341
Stockholders’ equity:
Common stock	38	38
Additional paid-in capital	2,750	2,735
Retained earnings	351	3,148
Accumulated other comprehensive loss	(116)	(119)

Total stockholders’ equity attributable to Devon	3,023	5,802
Noncontrolling interests	125	118

Total equity	3,148	5,920

Total liabilities and equity	$10,326	$13,717

Common shares outstanding	383	382

PRODUCTION TREND
	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (MBbls/d)
Delaware Basin	77	79	84	84	70
Powder River Basin	21	18	21	20	18
Eagle Ford	22	27	26	23	22
Anadarko Basin	19	21	24	27	32
Other	7	8	8	9	9

Total	146	153	163	163	151

Natural gas liquids (MBbls/d)
Delaware Basin	38	29	37	32	28
Powder River Basin	3	2	3	2	2
Eagle Ford	11	12	9	9	11
Anadarko Basin	30	25	30	30	37
Other	1	1	1	1	1

Total	83	69	80	74	79

Gas (MMcf/d)
Delaware Basin	239	241	244	234	167
Powder River Basin	23	20	29	28	28
Eagle Ford	73	87	86	76	75
Anadarko Basin	242	262	272	295	317
Other	3	4	3	4	4

Total	580	614	634	637	591

Total oil equivalent (MBoe/d)
Delaware Basin	155	149	162	154	127
Powder River Basin	28	24	29	27	25
Eagle Ford	46	53	50	45	45
Anadarko Basin	89	90	98	107	121
Other	8	9	9	10	10

Total	326	325	348	343	328

	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Barnett divest assets (discontinued operations)
Oil (MBbls/d)	—	—	—	—	—
Natural gas liquids (MBbls/d)	28	28	31	30	30
Gas (MMcf/d)	391	401	408	408	414

Total oil equivalent (MBoe/d)	93	95	99	98	100

UPSTREAM CAPITAL EXPENDITURES
(in millions)	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	$179	$148	$220	$170	$262
Powder River Basin	11	39	90	89	89
Eagle Ford	1	10	70	65	90
Anadarko Basin	1	3	4	38	67
Other	3	3	7	12	12

Total upstream capital	$195	$203	$391	$374	$520

GROSS OPERATED SPUDS
	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	35	27	38	24	38
Powder River Basin	—	—	12	19	14
Eagle Ford	—	—	10	25	18
Anadarko Basin	—	—	—	—	4

Total	35	27	60	68	74

GROSS OPERATED WELLS TIED-IN
	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	32	22	32	36	34
Powder River Basin	9	4	14	19	18
Eagle Ford	—	13	30	21	—
Anadarko Basin	—	—	4	9	16

Total	41	39	80	85	68

NET OPERATED WELLS TIED-IN
	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	23	18	25	25	30
Powder River Basin	7	4	10	15	13
Eagle Ford	—	7	14	11	—
Anadarko Basin	—	—	3	7	7

Total	30	29	52	58	50

AVERAGE LATERAL LENGTH
(based on wells tied-in)	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	9,900’	9,100’	8,000’	8,000’	9,700’
Powder River Basin	9,800’	8,100’	9,100’	9,700’	9,500’
Eagle Ford	—	5,900’	5,400’	6,600’	N/A
Anadarko Basin	—	—	9,800’	11,200’	9,600’

Total	9,900’	7,900’	7,300’	8,400’	9,600’

BENCHMARK PRICES
(average prices)	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$40.86	$28.42	$46.44	$57.02	$56.34
Natural Gas ($/Mcf) - Henry Hub	$1.98	$1.71	$1.95	$2.50	$2.23
NGL ($/Bbl) - Mont Belvieu Blended	$16.69	$12.57	$14.39	$18.69	$16.18

REALIZED PRICES
	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (Per Bbl)
Delaware Basin	$39.19	$22.70	$45.18	$56.23	$53.85
Powder River Basin	35.39	24.03	41.14	52.02	52.50
Eagle Ford	33.68	15.30	44.90	55.11	57.77
Anadarko Basin	37.88	19.52	45.32	55.71	54.47
Other	37.33	25.45	44.53	55.14	54.02

Realized price without hedges	37.56	21.25	44.59	55.41	54.40
Cash settlements	0.65	15.25	5.14	1.48	2.18

Realized price, including cash settlements	$38.21	$36.50	$49.73	$56.89	$56.58

Natural gas liquids (Per Bbl)
Delaware Basin	$11.49	$7.94	$8.36	$13.30	$10.27
Powder River Basin	13.10	10.07	15.86	17.36	15.01
Eagle Ford	13.74	10.02	14.77	18.84	13.77
Anadarko Basin	12.68	9.31	10.90	17.47	12.61
Other	21.74	10.19	15.82	13.62	12.76

Realized price without hedges	12.36	8.89	10.40	15.79	12.02
Cash settlements	(0.30)	0.51	0.61	1.75	2.55

Realized price, including cash settlements	$12.06	$9.40	$11.01	$17.54	$14.57

Gas (Per Mcf)
Delaware Basin	$1.11	$1.05	$0.58	$1.22	$0.90
Powder River Basin	1.94	1.80	1.71	2.51	1.96
Eagle Ford	1.95	1.79	2.05	2.52	2.26
Anadarko Basin	1.66	1.31	1.45	1.81	1.54
Other	1.52	1.32	1.69	0.43	2.18

Realized price without hedges	1.48	1.29	1.21	1.70	1.47
Cash settlements	0.06	0.28	0.36	0.13	0.41

Realized price, including cash settlements	$1.54	$1.57	$1.57	$1.83	$1.88

Total oil equivalent (Per Boe)
Delaware Basin	$24.00	$15.39	$26.19	$35.05	$33.48
Powder River Basin	29.83	20.80	33.65	42.45	41.20
Eagle Ford	22.78	12.90	29.94	36.51	35.10
Anadarko Basin	16.81	10.98	18.14	24.28	22.07
Other	34.15	22.95	39.15	46.49	46.08

Realized price without hedges	22.60	14.37	25.43	32.82	30.47
Cash settlements	0.33	7.83	3.20	1.32	2.34

Realized price, including cash settlements	$22.93	$22.20	$28.63	$34.14	$32.81

BENCHMARK PRICES
(average prices)	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$40.86	$28.42	$46.44	$57.02	$56.34
Natural Gas ($/Mcf) - Henry Hub	$1.98	$1.71	$1.95	$2.50	$2.23
NGL ($/Bbl) - Mont Belvieu Blended	$16.69	$12.57	$14.39	$18.69	$16.18

FIELD-LEVEL CASH MARGIN (per Boe)
	2020			2019
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin
Realized price	$24.00	$15.39	$26.19	$35.05	$33.48
Lease operating expenses	(3.00)	(3.56)	(3.61)	(3.36)	(4.17)
Gathering, processing & transportation	(2.68)	(2.88)	(2.71)	(2.59)	(2.20)
Production & property taxes	(1.80)	(1.14)	(2.15)	(2.80)	(2.69)

Field-level cash margin	$16.52	$7.81	$17.72	$26.30	$24.42

Powder River Basin
Realized price	$29.83	$20.80	$33.65	$42.45	$41.20
Lease operating expenses	(5.41)	(6.60)	(6.65)	(5.00)	(7.28)
Gathering, processing & transportation	(2.30)	(2.71)	(2.32)	(3.40)	(2.07)
Production & property taxes	(3.49)	(2.40)	(4.20)	(5.19)	(4.73)

Field-level cash margin	$18.63	$9.09	$20.48	$28.86	$27.12

Eagle Ford
Realized price	$22.78	$12.90	$29.94	$36.51	$35.10
Lease operating expenses	(2.47)	(2.59)	(2.93)	(4.52)	(3.20)
Gathering, processing & transportation	(4.73)	(4.96)	(5.96)	(6.52)	(5.93)
Production & property taxes	(0.92)	(0.85)	(1.85)	(1.75)	(1.95)

Field-level cash margin	$14.66	$4.50	$19.20	$23.72	$24.02

Anadarko Basin
Realized price	$16.81	$10.98	$18.14	$24.28	$22.07
Lease operating expenses	(2.16)	(2.42)	(2.79)	(2.24)	(2.08)
Gathering, processing & transportation	(7.39)	(6.57)	(6.36)	(5.98)	(5.05)
Production & property taxes	(0.54)	(0.32)	(0.77)	(1.00)	(0.86)

Field-level cash margin	$6.72	$1.67	$8.22	$15.06	$14.08

Other
Realized price	$34.15	$22.95	$39.15	$46.49	$46.08
Lease operating expenses	(19.92)	(17.40)	(18.95)	(20.04)	(17.22)
Gathering, processing & transportation	(0.51)	(0.34)	(0.31)	(0.34)	(0.45)
Production & property taxes	(3.62)	(5.11)	(4.34)	(3.78)	(4.50)

Field-level cash margin	$10.10	$0.10	$15.55	$22.33	$23.91

Devon - Total
Realized price	$22.60	$14.37	$25.43	$32.82	$30.47
Lease operating expenses	(3.32)	(3.69)	(3.96)	(3.79)	(3.90)
Gathering, processing & transportation	(4.17)	(4.16)	(4.11)	(4.16)	(3.71)
Production & property taxes	(1.52)	(1.07)	(1.95)	(2.32)	(2.13)

Field-level cash margin	$13.59	$5.45	$15.41	$22.55	$20.73

NON-GAAP FINANCIAL MEASURES

(all monetary values in millions, except per share amounts)

This press release includes non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS (LOSS)

Devon’s reported net earnings (loss) include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings (loss) and core earnings (loss) per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on third-quarter 2020 earnings.

	Quarter Ended September 30, 2020
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Continuing Operations
Loss (GAAP)	$(193)	$(103)	$(105)	$(0.29)
Adjustments:
Asset and exploration impairments	36	29	29	0.08
Deferred tax asset valuation allowance	—	(5)	(5)	(0.01)
Fair value changes in financial instruments	97	74	74	0.19
Change in tax legislation	—	(43)	(43)	(0.11)
Restructuring and transaction costs	32	25	25	0.07

Core loss (Non-GAAP)	$(28)	$(23)	$(25)	$(0.07)

Discontinued Operations
Earnings (loss) (GAAP)	$(2)	$13	$13	$0.04
Adjustments:
Asset impairments	3	3	3	0.00
Fair value changes in foreign currency and other	(2)	(3)	(3)	(0.01)

Core earnings (loss) (Non-GAAP)	$(1)	$13	$13	$0.03

Total
Loss (GAAP)	$(195)	$(90)	$(92)	$(0.25)
Adjustments:
Continuing Operations	165	80	80	0.22
Discontinued Operations	1	—	—	(0.01)

Core loss (Non-GAAP)	$(29)	$(10)	$(12)	$(0.04)

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

	Q3 ’20	Q2 ’20	Q1 ’20	Q4’19	TTM	Q3’19
Net earnings (loss) (GAAP)	$(90)	$(668)	$(1,815)	$(640)	$(3,213)	$109
Net (earnings) loss from discontinued operations, net of tax	(13)	(9)	125	652	755	27
Financing costs, net	66	69	65	64	264	60
Income tax expense (benefit)	(90)	(3)	(417)	(33)	(543)	54
Exploration expenses	39	12	112	29	192	18
Depreciation, depletion and amortization	299	299	401	382	1,381	381
Asset impairments	—	—	2,666	—	2,666	—
Asset dispositions	—	—	—	—	—	(1)
Share-based compensation	19	19	20	19	77	20
Derivative and financial instrument non-cash valuation changes	97	593	(619)	159	230	(57)
Restructuring and transaction costs	32	—	—	11	43	10
Accretion on discounted liabilities and other	—	13	(48)	14	(21)	5

EBITDAX (Non-GAAP)	$359	$325	$490	$657	$1,831	$626

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

September 30, 2020
Total debt (GAAP)	$4,297
Less:
Cash and cash equivalents	(1,707)
Cash restricted for discontinued operations	(190)

Net debt (Non-GAAP)	$2,400

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by trailing twelve months EBITDAX.

September 30, 2020
Net debt (Non-GAAP)	$2,400
EBITDAX (trailing 12 months) (Non-GAAP)	$1,831

Net debt-to-EBITDAX (Non-GAAP)	1.3

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes that free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

Quarter Ended September, 2020
Total operating cash flow (GAAP)	$427
Less capital expenditures:
Capital expenditures	(204)

Free cash flow (Non-GAAP)	$223

GUIDANCE

FOURTH-QUARTER 2020

PRODUCTION GUIDANCE
	Quarter 4
	Low	High
Oil (MBbls/d)	148	153
Natural gas liquids (MBbls/d)	78	83
Gas (MMcf/d)	550	590

Total oil equivalent (MBoe/d)	318	334

PRICE REALIZATIONS GUIDANCE
	Quarter 4
	Low	High
Oil - % of WTI	90%	100%
NGL - realized price	$11	$15
Natural gas - % of Henry Hub	70%	80%

CAPITAL EXPENDITURES GUIDANCE
	Quarter 4
(in millions)	Low	High
Total upstream capital	$160	$200

OTHER GUIDANCE ITEMS
	Quarter 4
($ millions, except Boe and %)	Low	High
Marketing & midstream operating profit	$(5)	$—
LOE & GP&T per BOE(1)	$7.40	$7.60
Production & property taxes as % of upstream sales	7.0%	7.2%
Exploration expenses	$—	$5
Depreciation, depletion and amortization	$290	$330
General & administrative expenses	$65	$75
Financing costs, net	$65	$75
Other expenses	$5	$10
Current income tax rate from continuing operations	0%	5%
Deferred income tax rate from continuing operations	20%	25%

Total income tax rate from continuing operations	20%	30%

(1)	In the fourth quarter 2020, Devon expects to incur approximately $20 million of minimum volume commitments related to the Anadarko Basin. These commitments will expire at the end of 2020.

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Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2020	88,000	$36.28	39,500	$50.93	$60.93
Q1 2021	47,500	$35.74	20,000	$49.20	$59.20
Q2 2021	46,500	$35.22	21,000	$42.46	$52.46
Q3 2021	1,500	$51.90	21,250	$36.73	$46.73
Q4 2021	500	$45.00	16,250	$33.05	$43.05

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q4 2020	Argus MEH	50,000	$0.47
Q4 2020	Midland Sweet	32,000	$(1.23)
Q4 2020	NYMEX Roll	54,000	$0.38
Q1-Q4 2021	Midland Sweet	7,000	$1.27

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q4 2020	69,000	$2.69	141,000	$2.35	$2.85
Q1 2021	39,000	$2.74	174,000	$2.38	$2.88
Q2 2021	39,000	$2.74	174,000	$2.38	$2.88
Q3 2021	39,000	$2.74	174,000	$2.38	$2.88
Q4 2021	14,000	$2.85	79,000	$2.52	$3.02

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q4 2020	Panhandle Eastern Pipe Line	30,000	$(0.47)
Q4 2020	El Paso Natural Gas	65,000	$(0.78)
Q4 2020	Houston Ship Channel	30,000	$(0.02)
Q1-Q4 2021	El Paso Natural Gas	35,000	$(0.92)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q4 2020	Natural Gasoline	1,000	$44.84
Q4 2020	Normal Butane	1,500	$23.56
Q4 2020	Propane	4,500	$25.18

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of October 23, 2020.

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